                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 October 2, 2000

                             SBC COMMUNICATIONS INC.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     No. 1-8610               No. 43-1301883
(State or Other Jurisdic-           (Commission                (IRS Employer
 tion of Incorporation)             File Number)             Identification No.)

                  175 E. Houston
                  San Antonio, TX                                   78205
      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (210) 821-4105

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Items 1-4. Not applicable.

Item 5.

          On October 2, 2000, SBC Communications Inc. ("SBC") and BellSouth
Corporation ("BellSouth") closed their previously announced transaction to form and contribute to a Delaware limited liability corporation (the "LLC")
substantially all of their respective domestic wireless voice and wireless data businesses, and certain assets of SBC subsidiaries located in Puerto Rico and the U.S. Virgin Islands. SBC owns approximately 60% of the outstanding economic interests in the LLC and BellSouth owns approximately 40% of the outstanding economic interests in the LLC, with the remainder of the interest held by its manager, a Delaware corporation, which is owned equally by SBC and BellSouth.

Items 6-8. Not applicable.

                                       -2-

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SBC COMMUNICATIONS INC.

Date: October 2, 2000               By: /s/ Donald E. Kiernan
                                    Name:  Donald E. Kiernan
                                    Title: Senior Executive Vice President and
                                           Chief Financial Officer